UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  April 27, 2009

W. R. GRACE & CO.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K

CURRENT REPORT

Item 2.02                                             Results of Operations and Financial Condition.

Item 7.01.                                          Regulation FD Disclosure.

The following information is furnished pursuant to both Item 2.02 and Item 7.01 of Form 8-K.

W. R. Grace & Co. (“Grace”) has prepared presentation materials (the “Investor Presentation”) that management intends to use from time to time after April 27, 2009 in presentations about Grace’s operations and performance.  Grace may use the Investor Presentation, possibly with modifications, in presentations to current and potential investors, lenders, creditors, business partners, acquisition candidates, asset sellers, vendors, customers, employees and others with an interest in Grace and its business.

The information contained in the Investor Presentation is summary information that should be considered in the context of Grace’s filings with the Securities and Exchange Commission and other public announcements that Grace may make by press release or otherwise from time to time.  The Investor Presentation speaks as of the date of this Report.  While Grace may elect to update the Investor Presentation in the future to reflect events and circumstances occurring or existing after the date of this Report, Grace specifically disclaims any obligation to do so.

By filing this Current Report on Form 8-K and furnishing the Investor Presentation, Grace makes no admission as to the materiality of any information in this Report or the Investor Presentation.  The Investor Presentation may contain forward-looking statements.  See Page 2 of the Investor Presentation for a discussion of certain forward-looking statements that may be included therein and the risks and uncertainties related thereto.

The Investor Presentation is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.  The Investor Presentation is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

The Investor Presentation is available on the Grace website at www.grace.com and a hard copy may be obtained free of charge by contacting Grace Shareholder Services at 410-531-4167.  Materials on the Grace website are not part of or incorporated by reference into this Form 8-K.

Item 9.01.                                          Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated April 27, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

By	/s/ Mark A. Shelnitz
Mark A. Shelnitz
Secretary

Dated:  April 27, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation dated April 27, 2009